Exhibit 10.50

                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of March 4, 2002, between VODAVI COMMUNICATIONS SYSTEMS, INC. ("BORROWER"), the other Credit Parties signatory thereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("LENDER").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender entered into a certain Credit Agreement, dated as of April 11, 1994, as amended and restated as of June 11, 1997, and as further amended by (x) that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 30, 1999, (y) that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 31, 1999, and (z) that certain Third Amendment to Amended and Restated Credit Agreement, dated as of July, 2001 (the "CREDIT AGREEMENT;" capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement), whereby the Lender agreed to make a certain Revolving Credit Loan to the Borrower, subject to the terms, covenants and conditions contained in the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lender consent to its formation of Vodavi Direct, Inc. ("VDI") as a wholly-owned subsidiary through which it will acquire all or substantially all of the assets of Dataspeak Systems, Inc. (the "ACQUISITION"); and

     WHEREAS, as a condition of Lender's consent to the Acquisition, Lender has requested, among other things, that (x) VDI be added as a Credit Party under the Credit Agreement and (y) the Credit Agreement to be modified as described herein, and the Borrower and VDI are willing to make such modifications, subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. VDI DEEMED TO BE A CREDIT PARTY. At all times on and after the date of this Amendment, VDI shall be deemed to be a Credit Party under the Credit Agreement and each of the other Loan Documents for all purposes of any nature whatsoever.

     2. AMENDMENTS.

     (a) Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "Credit Parties" with the following:

          "CREDIT PARTIES" shall mean the Borrower, ESI and VDI, and

          "CREDIT PARTY" shall mean any of the foregoing.

     (b) Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "ESI" with the following:

          "ESI" shall mean Vodavi-CT, Inc., an Arizona corporation formerly known as Enhanced Systems, Inc.

     (c) Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "Guaranty Agreement" with the following:

          "GUARANTY AGREEMENT" shall mean the Guaranty Agreement from ESI and VDI to Lender in substantially the form of Exhibit O hereto, pursuant to which ESI and VDI shall jointly and severally guarantee payment and performance of the Obligations.

     (d) Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "Security Agreements" with the following:

          "SECURITY   AGREEMENTS"   shall  mean,   collectively,   the  Security
          Agreements entered into between Lender and each of Borrower, ESI and VDI, respectively, in substantially the form of Exhibit D hereto.

     (e) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of "VDI":

          "VDI" shall mean Vodavi Direct, Inc., an Arizona corporation and a wholly-owned subsidiary of Borrower.

     (f) Section 9.10(b) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

          (b)  If to Borrower, at:

               Vodavi Communication Systems, Inc.
               4717 E. Hilton Avenue
               Suite 400
               Phoenix, Arizona  85034
               Attn:  Mr. David Husband
               Telecopy No.: 480-483-0144

               With copies to:

               Greenberg Traurig
               2375 East Camelback Road
               Suite 700
               Phoenix, Arizona  85016
               Attn:  Karl A. Freeburg, Esq.
               Telecopy No.: 602-445-8100

     3. CONSENT TO ACQUISITION & INVENTORY APPRAISAL. Without limiting the applicability of Section 9.2 of the Credit Agreement, the Borrower hereby agrees to reimburse the Lender on demand for all reasonable costs and expenses incurred by the Lender in connection with its consent to the Acquisition and this Amendment.

     4. REPRESENTATIONS AND WARRANTIES. Each of Borrower, VDI and each of the other Credit Parties hereby represents and warrants to the Lender that (a) this Amendment has been duly authorized, executed and delivered by the Borrower, VDI and each of the other Credit Parties, (b) no Default or Event of Default has occurred and is continuing as of this date, and (c) each of the representations and warranties of the Borrower, VDI and each of the other Credit Parties made in or pursuant to this Amendment and the other Loan Documents is true and correct, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, both before and after giving effect to this Amendment. Any breach by the Borrower, VDI or any of the other Credit Parties of its representations and warranties contained in this Section 4 shall be an Event of Default for all purposes of the Credit Agreement.

     5. RATIFICATION. Each of Borrower, VDI and each of the other Credit Parties hereby ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and all other documents delivered by the Borrower in connection therewith (including without limitation the other Loan Documents to which the Borrower or any of the other Credit Parties is a party or to which VDI becomes a party contemporaneously herewith), effective as of the date hereof.

     6. ESTOPPEL. To induce the Lender to enter into this Amendment, each of the Borrower and the other Credit Parties hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Borrower or any of the other Credit Parties as against the Lender with respect to the obligations of the Borrower or any of the other Credit Parties under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

     7. CONDITIONS TO EFFECTIVENESS. The amendments contained in Sections 1 and 2 shall become effective retroactive to the date as of which this Amendment is dated, subject to the satisfaction of the following conditions:

     (a) the receipt by the Lender of this Amendment, duly executed, completed and delivered by the Lender, the Borrower and the other Credit Parties;

     (b) the receipt by the Lender of a certificate signed by the chief financial officer or treasurer of the Borrower on behalf of the Borrower to the effect that, as of the date of this Amendment, (i) no Default shall have occurred and be continuing and (ii) each of the representations and warranties of the Credit Parties made in or pursuant to this Amendment and the other Loan Documents executed by such Person is true, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, both before and after giving effect to this Amendment; and

     (c) the receipt by the Lender of each of the documents listed below, duly executed, completed and delivered by the Lender, the Borrower and the other Credit Parties, as applicable:

          (i) Amended and Restated Stock Pledge and Security Agreement of Parent (including stock certificates and related stock powers);

          (ii) Stock Pledge and Security Agreement of Borrower (including stock certificates and related stock powers);

          (iii) Amended and Restated Security Agreement of Borrower;

          (iv) Amended and Restated Security Agreement of ESI;

          (v) Security Agreement of VDI; and

          (vi) First Amendment to Guaranty.

     8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

     9. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited by, or invalid under the Applicable Law of any jurisdiction shall be ineffective to the extent of such prohibition or invalidity in such jurisdiction without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each of Borrower and each Credit Party hereby waives any provision of law that renders any provision hereof unenforceable in any respect.

     10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

     11. ENTIRE AGREEMENT. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Amended and Restated Credit Agreement to be duly executed by their respective duly authorized officers, as of the date first above written.

                                    VODAVI COMMUNICATIONS
                                    SYSTEMS, INC., AS BORROWER


                                    By: /s/ Gregory K. Roeper
                                        ----------------------------------------
                                    Name: Gregory K. Roeper
                                          --------------------------------------
                                    Title: President and CEO
                                           -------------------------------------


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, AS LENDER


                                    By: /s/ Timothy J. Rafanello
                                        ----------------------------------------
                                    Name: Timothy J. Rafanello
                                          --------------------------------------
                                    Title: Duly Authorized Signatory
                                           -------------------------------------


                                    CREDIT PARTIES:


                                    VODAVI DIRECT, INC.


                                    By: /s/ Gregory K. Roeper
                                        ----------------------------------------
                                    Name: Gregory K. Roeper
                                          --------------------------------------
                                    Title: CEO
                                           -------------------------------------


                                    VODAVI-CT, INC.


                                    By: /s/ Gregory K. Roeper
                                        ----------------------------------------
                                    Name: Gregory K. Roeper
                                          --------------------------------------
                                    Title: CEO
                                           -------------------------------------


                                    VODAVI TECHNOLOGY, INC.


                                    By: /s/ Gregory K. Roeper
                                        ----------------------------------------
                                    Name: Gregory K. Roeper
                                          --------------------------------------
                                    Title: President and CEO
                                           -------------------------------------